SECURITIES AND EXCHANGE COMMISSION


                            WASHINGTON, D.C.   20549


                                    FORM 8-K



                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported)    JULY 31, 2000
                                                          ---------------


                              COASTAL BANCORP, INC.
                              ---------------------
               (Exact name of registrant as specified in charter)


          TEXAS                         0-24526               76-0428727
(State or other jurisdiction     (Commission File Number)          (IRS Employer
     of  incorporation)                                   Identification  No.)

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
5718 WESTHEIMER, SUITE 600, HOUSTON, TEXAS                    77057
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(Address of Principal executive offices)                 (Zip Code)


Registrant's telephone number including area code    (713) 435-5000
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(Former  name  or  former  address,  if  changed since last report)          Not
                                                                             ---
applicable
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ITEM  5.          OTHER  EVENTS.
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     On July 31, 2000 Coastal Bancorp, Inc. ("Coastal") announced that the Board of Directors has authorized the repurchase of up to 500,000 shares of the outstanding shares of common stock through an open-market repurchase program and privately negotiated repurchases, if any, from time to time when deemed appropriate by the Chief Executive Officer and Chief Financial Officer of Coastal. The timing and volume of the repurchase transactions will depend on market conditions.

Coastal through its wholly-owned subsidiary, Coastal Banc Holding Company, Inc., owns 100% of the voting stock of the Bank, a Texas-chartered state savings bank headquartered in Houston.

ITEM  7.          FINANCIAL  STATEMENTS,  PRO  FORMA  FINANCIAL  INFORMATION AND
--------          --------------------------------------------------------------
EXHIBITS.
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     (a)     Financial  Statements
             ---------------------

               No  financial  statements  are  required.

     (b)     Pro  Forma  Financial  Information
             ----------------------------------

               No  pro  forma  financial  information  is  required.

     (c)     Exhibits
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               No.          Description
               ---          -----------
               99          Press  Release,  dated  July  31,  2000


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     SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COASTAL  BANCORP,  INC.


Date:  August  14,  2000


by:  /s/  Catherine  N.  Wylie
     Sr.  Executive  Vice  President/
     Chief  Financial  Officer



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                              COASTAL BANCORP, INC.




                                   EXHIBIT 99


               PRESS RELEASE OF THE REGISTRANT DATED JULY 31, 2000

     NEWS  RELEASE

                              FOR IMMEDIATE RELEASE

   COASTAL BANCORP, INC. ANNOUNCES AUTHORITY FOR A FIFTH COMMON STOCK REPURCHASE
                                      PLAN

          HOUSTON (July 31, 2000) - Coastal Bancorp, Inc. (NASDAQ: CBSA) ("Coastal") announced today that the Board of Directors has authorized the repurchase of up to 500,000 shares of the outstanding shares of common stock through an open-market repurchase program and privately negotiated repurchases, if any, from time to time when deemed appropriate by the Chief Executive Officer and Chief Financial Officer of Coastal. The timing and volume of the repurchase transactions will depend on market conditions.
     At June 30, 2000, Coastal Bancorp, Inc. had total assets of $3.1 billion, deposits of $1.6 billion, preferred stock (Series A) of Coastal Banc ssb of $28.8 million, Series A Cumulative Preferred Stock of $27.5 million and common stockholders' equity of $101.2 million.
     Coastal Bancorp, Inc. owns, through its wholly-owned subsidiary, Coastal Banc Holding Company, Inc., 100 percent of the voting stock of Coastal Banc ssb, a Texas-chartered FDIC insured, state savings bank headquartered in Houston. Coastal Banc ssb operates 50 branch offices in metropolitan Houston, Austin, Corpus Christi, the Rio Grande Valley and small cities in the southeast quadrant of Texas. You can visit the company's web site at www.coastalbanc.com (which is not a part of this press release).
     "Safe Harbor" Statement under the Private Securities Litigation Reform Act of 1995: The statements contained in this release which are not historical facts contain forward looking information with respect to plans, projections or future performance of the company, the occurrence of which involve certain risks and uncertainties detailed in the company's filings with the Securities and Exchange Commission.

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